SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.    20549


                              FORM 8-K

                            CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of
                  the Securities and Exchange Act of 1934



                               March 6, 1997
               Date of Report (Date of earliest event reported)


                   First Merchants Acceptance Corporation
              (Exact name of registrant a specified in its charter)



            Delaware                 0-24686             36-3759045
 (State or other jurisdiction       (Commission         (IRS Employer
      of incorporation)              File Number)     Identification No.)


570 Lake Cook Road
(Address of principal executive offices)     (Zip Code)


                                 847-948-9300
                         (Registrant's telephone number)


Item 5.  Other Events.

On March 6, 1997 First Merchants Acceptance Corporation, (the "Company") issued a press release announcing the appointment of the Company's Senior Vice President and Chief Financial Officer; and Vice President and Chief Information Officer. A copy of the release is attached hereto as Exhibit 99.1

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits
          Exhibit 99.1: Press Release issued by First Merchants Acceptance
                        Corporation on March 6, 1997.

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                              SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Merchants Acceptance Corporation

By: s/Mitchell C Kahn

Mitchell C Kahn
President and Chief Executive Officer

Dated: March 6, 1997

                        EXHIBIT INDEX
                                                          Sequentially-
Exhibit                                                      Numbered
No.                           Description                      Page

99.1 Press Release issued by First Merchants
     Acceptance Corporation March 6, 1997...........................